                                                                          Exhibit 99(a)
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                               SUN INTERNATIONAL HOTELS LIMITED
                             SUN INTERNATIONAL NORTH AMERICA, INC.

                                          As Issuers

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                          9.000% Senior Subordinated Notes due 2007

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                                    SUPPLEMENTAL INDENTURE

                                  Dated as of July 23, 2001

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    Supplementing the Indenture dated as of March 10, 1997, among Sun International Hotels
 Limited and Sun International North America, Inc., as Issuers, the Guarantors named therein and The Bank of New York, as Trustee

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                                     THE BANK OF NEW YORK

                                          As Trustee
                             ------------------------------------

                                    SUPPLEMENTAL INDENTURE dated as of July 23, 2001, among
                             Sun International Hotels Limited, an international business company organized under the laws of the Commonwealth of The
                             Bahamas (the "Company" or "Sun International"), Sun
                             International North America, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("SINA" and, together with the Company, the "Issuers"), the Guarantors and The Bank
                             of New York (the "Trustee"), as Trustee under the Indenture referred to herein.

               WHEREAS the Issuers, the Guarantors and the Trustee heretofore executed and delivered an Indenture dated as of March 10, 1997 (the "Indenture"), in respect of the
Issuers' 9.000% Senior Subordinated Notes due 2007;

               WHEREAS Section 9.2 of the Indenture provides that the Issuers and the Trustee may amend the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding;

               WHEREAS the Issuers desire to amend the Indenture, as set forth in Article I hereof;

               WHEREAS the Holders of a majority in aggregate principal amount of the
Securities outstanding have consented to the amendments effected by this Supplemental
Indenture; and

               WHEREAS this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Issuers.

               NOW, THEREFORE, the Issuers, the Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Securities:

                                          ARTICLE I
                                          Amendments

               SECTION 1.01.  Amendment to Section 4.3 (Limitation on Restricted Payments).
Section 4.3 of the Indenture is amended and restated to read in its entirety as follows:

               "Section 4.3  Limitation on Restricted Payments.
                             ----------------------------------

                      The Issuers and the Guarantors, shall not, and shall not permit any of their Subsidiaries to, individually or collectively, directly or indirectly, make any Restricted Payment if, after giving effect to such Restricted Payment on a pro forma basis, (i) a Default or an Event of Default shall have occurred and be continuing, (ii) Sun International is not permitted to incur at least
               $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio contained in Section 4.10 or (iii) the aggregate amount of all Restricted
               Payments made by Sun International and its Subsidiaries, including after giving effect to such proposed Restricted Payment, from and after the Issue
               Date, would exceed the sum of (a) 50% of the aggregate Consolidated Net Income of Sun International for the period (taken as one accounting period)
               commencing January 1, 1996 to and including the last day of the fiscal quarter ended immediately prior to the date of each such calculation (or, in the event
               Consolidated Net Income for such period is a deficit, then minus 100% of such deficit) (not giving pro forma effect to the Merger for periods prior to its consummation), plus (b) the aggregate Net Cash Proceeds received by Sun
               International from the sale of its Qualified Capital Stock (other than (i) to a Subsidiary of Sun International and (ii) to the extent applied in connection with a Qualified Exchange) after the Issue Date, plus (c) $50 million;
               provided, however, that for purposes of clause (iii)(a) hereof, in the case of an Investment made on or after December 31, 2000 that would constitute a
               Restricted Payment under clause (d) of the definition of "Restricted
               Payments," the Consolidated Net Income of Sun International shall be adjusted to exclude the $229.2 million write-down of the net assets related to the disposition of the Resorts International Hotel & Casino and certain related assets as described in Item 5 of Sun International's annual report on Form
               20-F, as filed with the Commission on July 2, 2001, provided, further, however that no such adjustment will be made for purposes of Restricted Payments that constitute a payment of any dividend or other distribution in respect of any
               Equity Interests or the purchase, redemption or other acquisition or retirement for value of Equity Interests of the Issuers.

                      The immediately preceding paragraph, however, will not prohibit (x) a
               Qualified Exchange, (y) the payment of any dividend on Capital Stock within 60 days after the date of its declaration if such dividend could have been made on the date of such declaration in compliance with the foregoing provisions and (z) the redemption or repurchase of any Capital Stock or Indebtedness of the Issuers or their Subsidiaries (other than Capital Stock or Indebtedness held by SIIL, its shareholders or Permitted Holders), if the holder or beneficial owner of such Capital Stock or Indebtedness is required to be found suitable by any Gaming Authority to own or vote any security and is found unsuitable by any such Gaming Authority to so own or vote such security.  The full amount of any Restricted Payment made pursuant to the foregoing clauses
               (y) and (z) (but not pursuant to clause (x)) of the immediately preceding sentence, however, will be deducted in the calculation of the aggregate amount of Restricted Payments available to be made referred to in clause (iii) of the immediately preceding paragraph."

               SECTION 1.02.  Amendment to Section 4.10 (Limitation on Incurrence of
Additional Indebtedness and Disqualified Capital Stock).  Section 4.10 of the Indenture is
amended and restated to read in its entirety as follows:

               "Section 4.10 Limitation on Incurrence of Additional Indebtedness and
                             --------------------------------------------------------
               Disqualified Capital Stock.
               ---------------------------

                      Except as set forth below in this covenant, the Issuers and the
               Guarantors will not, and will not permit any of their Subsidiaries to, individually or collectively, directly or indirectly, issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an Acquisition), or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur" or, as appropriate, an
               "incurrence"), any Indebtedness or any Disqualified Capital Stock (including
               Acquired Indebtedness), except Permitted Indebtedness.  Notwithstanding the foregoing, if (i) no Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness or Disqualified Capital Stock and (ii) on the date of such incurrence (the "Incurrence Date"), the Consolidated Coverage Ratio of
               Sun International for the Reference Period immediately preceding the
               Incurrence Date, after giving effect on a pro forma basis to such incurrence of such Indebtedness or Disqualified Capital Stock and, to the extent set forth in the definition of Consolidated Coverage Ratio, the use of proceeds thereof, would be at least 2.5 to l (the "Debt Incurrence Ratio"), then the
               Issuers and the Guarantors, if any, may incur such Indebtedness or
               Disqualified Capital Stock.

                      Acquired Indebtedness shall be deemed to have been incurred at the time the person who incurred such Indebtedness becomes a Subsidiary of either of the Issuers (including upon designation of any Unrestricted Subsidiary or other person as a Subsidiary) or is merged with or into or consolidated with either of the Issuers or a Subsidiary of either of the Issuers, as applicable."

               SECTION 1.03.  Trustee's Acceptance.  The Trustee hereby accepts this
Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                          ARTICLE II
                                        Miscellaneous

               SECTION 2.01.  Interpretation.  Upon execution and delivery of this
Supplemental Indenture, the Indenture shall be modified and amended in accordance with this
Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplemental Indenture will control.  The Indenture, as modified and amended by this
Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities.  In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this
Supplemental Indenture, the provisions of the Indenture, as modified and amended by this
Supplemental Indenture, shall control.

               SECTION 2.02.  Conflict with Trust Indenture Act.  If any provision of this
Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this Supplemental
Indenture, the provision of the TIA shall control.  If any provision of this Supplemental
Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

               SECTION 2.03.  Severability.  In case any provision in this Supplemental
Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 2.04.  Terms Defined in the Indenture.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

               SECTION 2.05.  Headings.  The Article and Section headings of this
Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

               SECTION 2.06.  Benefits of Supplemental Indenture, etc.  Nothing in this
Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

               SECTION 2.07.  Successors.  All agreements of the Issuers and the Guarantors in this Supplemental Indenture shall bind their successors.  All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

               SECTION 2.08.  Trustee Not Responsible for Recitals.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the Issuers.

               SECTION 2.09.  Certain Duties and Responsibilities of the Trustee.  In
entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

               SECTION 2.10.  Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.  The Issuers and each Guarantor hereby irrevocably submit to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of
New York or any Federal court sitting in the Borough of Manhattan in the City of New York in
respect of any suit, action or proceeding arising out of or relating to this Supplemental
Indenture, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.  The Issuers and each Guarantor irrevocably waive, to the fullest extent they may effectively do so under applicable law, trial by jury and any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Nothing herein shall affect the right of the Trustee or any securityholder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuers or any Guarantor in any other jurisdiction.

               SECTION 2.11. Duplicate Originals.  All parties may sign any number of copies or counterparts of this Supplemental Indenture.  Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

               IN WITNESS WHEREOF, each party hereto has caused this Supplemental Indenture to be signed by its officer thereunto duly authorized as of the date first written above.

                                    SUN INTERNATIONAL HOTELS LIMITED,

                                         By:  /s/ John R. Allison
                                              --------------------------------------------
                                            Name:  John R. Allison
                                            Title: Executive Vice President and Chief
                                                   Financial Officer

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Executive Vice President of
                                                   Corporate Development and General Counsel

                                    SUN INTERNATIONAL NORTH AMERICA, INC.,

                                         By:  /s/ John R. Allison
                                              --------------------------------------------
                                            Name:  John R. Allison
                                            Title: Executive Vice President and Chief
                                                   Financial Officer

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Executive Vice President and
                                                   Secretary

                                    GUARANTORS:

                                    SUN INTERNATIONAL BAHAMAS LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Vice President

                                    PARADISE ISLAND LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Vice President

                                    ISLAND HOTEL COMPANY LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Vice President

                                    PARADISE BEACH INN LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Vice President

                                    PARADISE ENTERPRISES LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Vice President

                                    PARADISE ACQUISITIONS LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Assistant Secretary

                                    SUN INTERNATIONAL MANAGEMENT LIMITED,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Director

                                    SUN COVE, LTD.,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Authorized Signatory

                                    GGRI, INC.,

                                         By:  /s/ Charles D. Adamo
                                              --------------------------------------------
                                            Name:  Charles D. Adamo
                                            Title: Executive Vice President

                                    THE BANK OF NEW YORK, as Trustee,

                                         By:  /s/ Paul Schmalzel
                                              --------------------------------------------
                                            Name:  Paul Schmalzel
                                            Title: Vice President